UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2009
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 410-103 East Holly Street,
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Foreign Private Placement

On October 5, 2009, Caleco Pharma Corp. (the “Company”) issued 710,000 shares at a price of $0.10 per share for cash proceeds of $71,000. The shares issuance was completed pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not a “US person” as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

This share issuance represents the second tranche of the $1,600,000 foreign private placement offering. There are no assurances that the remainder of the private placement offering will be completed.

US Private Placement

On October 5, 2009, the Company issued 1,050,000 shares at a price of $0.10 per share for cash proceeds of $75,000 and to settle outstanding indebtedness of $30,000. The shares issuance was completed pursuant to the provisions of Rule 506 of Regulation D of the Act. Each of the subscribers represented that they were accredited investors as defined under Regulation D.

This share issuance represents the first tranche of the $150,000 U.S. private placement offering. There are no assurances that the remainder of the private placement offering will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

News Release dated September 30, 2009 – Corporate Update

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on September 30, 2009. The news release provides a corporate update of the Company’s business activities during the past 60 days.

News Release dated October 1, 2009 – Signing of Letter of Intent with Caleco Pharma Europe S.L.

Attached as Exhibit 99.2 to this report, and incorporated by reference herein, is a news release issued by the Company on October 1, 2009. The news release reports that the Company entered into a Letter of Intent with Caleco Pharma Europe S.L. (“SL”). The Letter of Intent sets out the terms of a proposed license agreement whereby SL proposes to acquire an exclusive license to market and exploit certain products the Company has developed or is in the process of developing.

News Release dated October 5, 2009 – Engagement of Cosmetic Project Management

Attached as Exhibit 99.3 to this report, and incorporated by reference herein, is a news release issued by the Company on October 5, 2009. The news release reports that the Company has engaged Cosmetic Project Management, a Spanish corporation, to assist it in the formulating, developing and commercialization of its Natural Hair Products and Natural Skin Care Products.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated September 30, 2009.

99.2	News Release dated October 1, 2009.

99.3	News Release dated October 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: October 6, 2009
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer